Exhibit 99.3

CERTIFICATION

PURSUANT TO

SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2003 (the “Report”) of BearingPoint, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Robert S. Falcone, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ ROBERT S. FALCONE
Name:	Robert S. Falcone
Date:	May 15, 2003

A signed original of this written statement required by Section 906 has been provided to BearingPoint, Inc. and will be retained by BearingPoint, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.